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                                                                    Exhibit 11


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use, in this Post-Effective Amendment Number 5 to Registration Statement (Form N-1A, Number 33-43177) of Hilliard Lyons Growth Fund, Inc., of our report dated January 12, 1996.



                                       /s/ Ernst & Young LLP
                                       --------------------------
                                       ERNST & YOUNG LLP


Louisville, Kentucky
March 12, 1996